UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

                         Indiana                               1-15983                        38-3354643
         (State or other jurisdiction          (Commission                  (IRS Employer

                 of incorporation)                       File No.)                   Identification No.)

2135 West Maple Road

Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 30, 2009, management from ArvinMeritor, Inc. will participate in the Deutsche Bank Leveraged Finance Conference in Scottsdale, Arizona. The presentation will be accessible to the public by means of a live web-cast. The presentation made by ArvinMeritor at the meeting is posted on the ArvinMeritor website (www.arvinmeritor.com) and such presentation is furnished as Exhibit 99 to this Form 8-K.

The information in this Item 7.01 of Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99 –ArvinMeritor Presentation Accompanying September 30, 2009 Web-cast

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ARVINMERITOR, INC.

By: /s/ Vernon G. Baker, II

                                                                     Vernon G. Baker, II

                                                                     Senior Vice President and General Counsel

Date: September 30, 2009

EXHIBIT INDEX

Exhibit No.     Description

99          ArvinMeritor Presentation Accompanying September 30, 2009 Webcast